Q 3 2 0 2 6

2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future and management’s current expectations, involve certain risks and uncertainties and are not guarantees. These forward-looking statements include, but are not limited to, our ability to alleviate the substantial doubt regarding our ability to continue as a going concern, our ability to implement our plans to alleviate that substantial doubt, our ability to meet our current and near-term debt and liquidity requirements, our future results of operations and financial position and liquidity, our operational performance, our strategy, our exploration of potential refinancings or extensions of our debt obligations, including potential results thereof, our ability to regain compliance with and maintain the listing of our common stock on the Nasdaq stock exchange, the potential development and commercialization of Microvast’s KAF (“Kids Are Future”) electric powertrain platform, the projected costs, prospects, plans and objectives of management for continued operations, including regarding demand for our products and introduction of new products, the adoption of such offerings by customers, our expectations relating to backlog, current expectations relating to legal proceedings as well as potential impacts from any proposed or recently enacted legislation, including impacts from the newly-effective consumption tax on lithium products and forthcoming elimination of certain battery products export value-added tax rebates in China. In some cases, you may also identify forward-looking statements by words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “project,” “predict,” “outlook,” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results or outcomes, or the timing of results or outcomes, may differ materially from the results anticipated in these forward-looking statements. We do not assume any obligation to update any forward-looking statements. In addition to factors identified elsewhere in this presentation, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that our plans intended to alleviate substantial doubt about our ability to continue as a going concern will not be effectively implemented within one year after the date our financial statements are issued or, when implemented, will not mitigate the conditions and events that raise substantial doubt; (2) the risk that we will not be able to timely service and pay off our existing debt obligations and otherwise satisfy our liquidity requirements, including our short-term bank borrowings and bonds payable prior to their maturity, as well as to successfully negotiate with our lenders to refinance, restructure or extend existing debt or incur additional debt on terms and at rates acceptable to us; (3) the risk that MPS, our principal operating subsidiary in China, becomes insolvent, and the effect of any such insolvency on our business, financial condition and results of operations; (4) risks that we will continue to experience difficulties in generating and maintaining demand for our products, leading to a continued decline in our revenue, financial condition and results of operations; (5) risks regarding our dependency on a small number of customers, the loss of any additional significant customers and any additional reductions in pricing or volume, deferrals or cancellations of existing or future orders from our current customers; (6) risks related to our ability to attract new customers and retain existing customers; (7) risks that we will not be able to collect overdue accounts receivable; (8) risks related to the effects of existing and future litigation and how such litigation has affected and will continue to affect our cash position; (9) risk of additional product liability or regulatory lawsuits or proceedings relating to our products or services; (10) risks related to restrictions in our existing and any future credit facilities, our ability to comply with financial covenants and the risk of cross-default, the risk that waivers or amendments may not be obtained from our lenders, the risk that our indebtedness may be accelerated or classified as current, and the risk of any defaults diluting ownership in our subsidiaries; (11) risks related to the impact of our indebtedness, debt service obligations and debt covenants, and how they have affected and will continue to affect our cash position; (12) risks related to the effect of the substantial doubt about our ability to continue as a going concern on our relationship with customers and suppliers, our ability to maintain labor relations and attract and retain qualified key full-time and contract personnel, and our ability to raise capital; (13) risks related to fluctuations in availability and continued increases in the price of raw materials; (14) the risk that tariffs imposed on products of the PRC into the United States will continue to increase costs and impact our business, that pursuing refunds of such tariffs may not be successful and the risk that pursuit of such refunds may divert the time and attention of management; (15) risks regarding our ability to regain and maintain compliance with Nasdaq listing requirements, that our common stock may be delisted and there will no longer be a market for our common stock, and that stockholders may lose some or all of their investment in our common stock; (16) risks related to difficulties in controlling manufacturing costs, maintaining manufacturing capacity and establishing manufacturing capacity in the future, and the risk of issues, delays, disruptions or quality control problems; (17) the risk that the unavailability, reduction or elimination of, or uncertainty regarding, government and economic incentives or subsidies available to us, end-users or OEMs will continue to have a material adverse effect on our business, financial condition and results of operations; (18) risks of operations in the People’s Republic of China (“PRC” or “China”); (19) risks related to potential changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; (20) risks related to our ability to compete in the highly competitive market in which we compete, including with respect to our competitive landscape, technology evolution or regulatory changes; Non-GAAP Financial Measures This presentation contains EBITDA, adjusted EBITDA, and adjusted net profit/loss, which are non-GAAP financial measures. EBITDA is defined as net profit/(loss) excluding depreciation and amortization, interest expense, interest income, and income tax expense or benefit. Non-GAAP adjusted EBITDA is defined as net profit/loss excluding depreciation and amortization, non-cash settled share-based compensation (“SBC”) expense, interest expense, interest income, changes in fair value of our warrant and convertible loan and income tax expense or benefit. Adjusted net profit/loss is GAAP net profit/loss as adjusted for non-cash stock-based compensation expense and changes to the valuation of warrant liabilities and convertible loan. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of EBITDA, adjusted EBITDA, and adjusted net profit/loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business. (21) risks related to supplier concentration and constrained supplier capacity, that our limited suppliers may fail to deliver components according to schedules, prices, quality and volumes that are acceptable to us, the risk that we may be unable to manage these components effectively and the risks related to our status as a relatively low-volume purchaser; (22) risk that we are unable to secure or protect our intellectual property; (23) risk that our customers or third-party suppliers are unable to meet their obligations fully or in a timely manner; (24) risks related to our lengthy sales cycle for our products; (25) risks related to our ability to maintain and enhance our reputation and brand recognition; (26) risks relating to facing strong competition for our products and services from a growing list of established and new competitors; (27) risks related to the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyberattacks; (28) risks related to changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; (29) risks related to the effects and associated cost of compliance with existing and future laws and governmental regulations; (30) risks relating to whether renewable energy technologies are suitable for widespread adoption or if sufficient demand for our offerings does not develop or takes longer to develop than we anticipate; (31) risks of economic, financial and other impacts of a material global event such as a pandemic, including global supply chain disruptions; (32) risks to our business caused by the impacts of geopolitical events, such as the ongoing conflicts in the Middle East, including hostilities with Iran, the war between Russia and Ukraine, and other current or future conflicts; and (33) risks associated with maintaining our international operations, including unfavorable and uncertain regulatory, political, economic, tax, and labor conditions. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof except as may be required under applicable securities laws. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

3 Q3 2026 Overview Q3 Revenue Q3 Gross Profit & Gross Margin  Revenue – Revenue decreased 62.8% Y/Y, primarily driven by a 62.2% reduction in sales volume. The decline reflected weaker sales across Europe and APAC as the result of softer end-market demand for heavy-duty trucks, port equipment, and heavy mining equipment, which led to reduced orders from several of our long-standing customers across Europe and APAC. The decrease in U.S. sales was primarily due to our largest customer bringing product into 2025 due to uncertainty around tariff outcomes.  Gross Profit – Our gross profit margin was 5.2% for the three months ended September 30, 2026, compared to 37.6% in 2025. This change was primarily attributable to a $9.3 million write-down for obsolete inventories related to specialized ESS components and other inventories, which negatively impacted our gross margin by 20.4 percentage points. Revenue $45.8M Gross Margin 5.2% Adj. EBITDA -$60.8M Gross Profit $2.4M $38.6 $80.1 $101.4 $123.3 $45.8 2022 2023 2024 2025 2026 M IL LI O N S U SD $2.0 $17.9 $33.6 $46.4 $2.45. 2% 22 .3% 33 .2% 37 .6% 5. 2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2022 2023 2024 2025 2026 M IL LI O N S U SD Gross Profit Gross Margin

4 Q3 2026 P&L ($ in thousands) Revenue vs. Prior Year Period  Revenue decreased 62.8% year-over-year (“Y/Y”), primarily driven by a reduction in sales volume from approximately 501.7 MWh in 2025 to approximately 189.6 MWh for the same period in 2026.  Gross margin decreased to 5.2% compared to 37.6% in 2025, primarily due to a $9.3 million write-down for obsolete inventories, lower sales volume, continued pricing pressure and reduced fixed cost absorption. Operating Expenses vs. Prior Year Period  G&A: Increase Y/Y primarily due to a $5.1M net provision for the proposed settlement of the Schelling Action (approximately $16.5M in total, subject to definitive documentation and court approval).  R&D: Increase was primarily due to an increase in labor costs as we expanded our investment in new product development.  S&M: Decrease was primarily due to lower personnel costs. Performance  Net loss of $76.8M for the three-month period.  EBITDA of negative $61.6M for the three-month period. Nine Months Ended Sept. 30 Three Months Ended Sept. 30GAAP Income Statement 2025202620252026 331,117193,679123,28745,805Revenue (205,242)(135,311)(72,151)(34,092)Cost of revenues (4,724)(11,067)(4,724)(9,346)Write-down for obsolete inventories 121,15147,30146,4122,367Gross Profit 36.6%24.4%37.6%5.2%Gross Margin (43,064)(47,198)(17,760)(20,371)General and administrative expenses (23,724)(26,032)(7,757)(8,362)Research and development expenses (16,229)(14,654)(6,006)(4,569)Selling and marketing expenses (1,400)(35,765)(36)(35,741)Impairment loss of long-lived assets (84,417)(123,649)(31,559)(69,043)Total operating expense 2,45527449Subsidy Income 39,189(76,321)14,897(66,667)Profit/(loss) from operations (91,002)58,001(12,641)-Change in fair value of warrants and convertible loan 8,951(15,377)(1,903)(3,772)Foreign exchange (loss) gain (1,936)(1,451)(1,103)(932)Others (44,798)(35,148)(750)(71,371)Net loss before income tax (959)(5,429)(739)(5,429)Income tax expense (45,757)(40,577)(1,489)(76,800)Net loss

5 Q3 2026 Revenue by Region ($ in thousands) Three Months Ended Sept. 30Revenue by region Y/Y %20252026 -65%38,81013,454APAC -64%77,90727,843Europe -31%6,5704,508USA -63%123,28745,805Total Three Months Ended Sept. 30 Nine Months Ended Sept. 30Revenue by region Y/Y %20252026 -51%136,51967,202APAC -30%176,842123,468Europe -83%17,7563,009USA -42%331,117193,679Total Nine Months Ended Sept. 30 Note: USA revenue was decreased by a $2.7 million tariff refund issued to a customer for the nine-month ended Sept. 30, 2026. 30% 60% 10% APAC Europe USA 0% 10% 20% 30% 40% 50% 60% 70% 2026 31% 64% 5% -10% 0% 10% 20% 30% 40% 50% 60% 70% APAC Europe USA 2025 34% 64% 2% 0% 10% 20% 30% 40% 50% 60% 70% APAC Europe USA 2026 42% 53% 5% APAC Europe USA -10% 0% 10% 20% 30% 40% 50% 60% 70% 2025

Cash Flow Statement

($ in thousands)

Condensed & Consolidated Cash Flow	Nine Months Ended Sept. 30 2026
GAAP net loss	(40,577)
Operating activities:	
Changes in fair value of warrant liability and convertible loan	(58,001)
Other operating activities	53,141
Depreciation	24,775
Non-cash settled share-based compensation	2,614
Net receivables	52,320
Inventory	(7,098)
Net liabilities & expenses	(92,615)
Net cash from operating activities	**(65,441)**
Investing activities:	
Net PP&E	(5,637)
Net cash from investing activities	**(5,637)**
Financing activities:	
Net proceeds	97,113
Net repayments	(73,801)
Net cash from financing activities	**23,312**
Exchange rate changes	2,972
Decrease in cash, cash equivalents and restricted cash	**(44,794)**
Cash, cash equivalents and restricted cash at beginning of the period	**169,238**
Cash, cash equivalents and restricted cash at end of the period	**124,444**

Operating Cash Flow

- Net cash used in our operating activities was $65.4 million for the nine months ended September 30, 2026, compared to $59.5 million in cash generated by operating activities in the same period in 2025.
- The changes in our operating assets and liabilities were primarily driven by the decreases in notes payable, the decreases in accrued expenses and other liabilities and an increase in inventory balances, partially offset by a decrease in accounts receivable due to improved credit management.

Investing Activities

- Net cash used in investing activities was $5.6 million for the nine months ended September 30, 2026, compared to $15.5 million in the same period of 2025. This cash outflow primarily consisted of $9.2 million for the purchase of an office building in Houston, $7.3 million for the acquisition of machinery and equipment, and other capital expenditures related to the expansion of our Huzhou Phase 3.2 manufacturing facility, partially offset by $10.8 million in proceeds from the sale of our Lake Mary, Florida facility (previously held for sale).

Financing Activities

- $23.3M net inflow from refinancing and repayments.

Foreign Exchange Impact

- $3.0M positive impact from exchange rate fluctuations.

Cash Position

- Ended the period with $124.4M in cash, cash equivalents and restricted cash, a $44.8M decrease. Usable cash was ~$71.3M at Oct. 31, 2026.

6

T E C H N O L O G Y U P D A T E

All-Solid-State Battery Update

Electrochemical Performance & Bipolar Integration

Liquid-free architecture with results across separate development prototypes

- **Liquid-free design:** Microvast's ASSB design uses no liquid electrolyte, unlike approaches that retain liquid catholyte.
- **366 Wh/kg complete-cell result:** laboratory specific energy includes packaging and tabs.
- **Safety testing:** Selected fully charged prototypes showed no visible smoke or fire in separate 200°C hot-box and nail-penetration tests. Hot-box terminal voltage fell to 0 V after a pouch-related short. A separate ~15 V multilayer prototype powered a fan after corner cutting and pouch opening.

Long-cycle development cell

1,323 cycles at 0.33C

79.58% capacity retention



Capacity retention (%)
Coulombic Efficiency (%)
Cycle Number
0
200
400
600
800
1000
1200
1400
120
100
80
60
40
20
0

Figure 1. Separate long-cycle development cell.

17-layer bipolar prototype

~72 V Stack voltage

81.6% retention at cycle 300 (0.33C)



Capacity retention rate (%)
Coulombic Efficiency (%)
Cycle number
0
40
80
120
160
200
240
280 300
100
80
60
40
20
0
Voltage (V)
Capacity (mAh/g)

Figure 2. Bipolar cycling with original voltage profile inset.

Note: The results presented are preliminary, early-stage R&D prototype data obtained under limited laboratory or test conditions. They are not commercial qualification results and remain subject to further validation, repeat testing, scale-up, customer qualification, manufacturing readiness and capital availability. Energy, cycle-life and rate results come from different prototypes and do not define one commercial cell. ~72 V is a stack voltage reached in testing.

8

All-Solid-State Battery Update

Silicon–Sulfur Chemistry & Multilayer Architecture

Sulfur-based chemistry and electrode-level dimensional compensation

- **Sulfur cathode pathway:** pairs sulfur with pre-lithiated silicon, offering an alternative to nickel- and cobalt-based cathode active materials.
- **Separate five-layer study:** summed cathode thickness increased 48.2 μm and summed anode thickness decreased 51.6 μm on discharge.
- **Monolithic integration pathway:** internal series stacking is a development direction for higher-voltage sulfur-based solid-state assemblies.



Voltage (V)
Capacity (mAh/g)
3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0
200
400
600
800
1000
1200
1400
1600
1st
2nd
3rd
4th
5th
6th
7th
8th
9th
10th

Figure 1. Si–S pouch: initial 10 cycles.

Opposing layer changes suggest partial compensation; these are not whole-cell swelling measurements.



Total cathode thickness is 431.3 μm.
Total anode thickness is 277.5 μm.
86.3 μm
85.7 μm
86.8 μm
86.5 μm
86.0 μm
Cathode
Anode
55.1 μm
55.9 μm
54.6 μm
56.2 μm
55.7 μm
Charged
Total cathode thickness is 479.5 μm (48.2 μm expansion).
Total anode thickness is 225.9 μm (51.6 μm contraction).
96.5 μm
95.3 μm
96.0 μm
96.2 μm
95.5 μm
Cathode
Anode
44.9 μm
45.1 μm
44.6 μm
45.9 μm
45.4 μm
Discharged

Figure 2. Separate five-layer SEM study: charged and discharged states.

Note: The results presented are preliminary, early-stage R&D prototype data obtained under limited laboratory or test conditions. They are not commercial qualification results and remain subject to further validation, repeat testing, scale-up, customer qualification, manufacturing readiness and capital availability.

9

10 Preserve liquidity, address near-term debt maturities and stabilize operations. Substantial doubt about our ability to continue as a going concern has not been alleviated. Outlook In light of the uncertainty regarding our liquidity position, our ongoing discussions with our lenders regarding the refinancing, extension or restructuring of our near-term debt obligations, and softer end-market demand, we are implementing operating cost reduction initiatives across all areas of the business, reducing or deferring certain discretionary capital expenditures and implementing targeted reductions in workforce in certain of our operations. Our cost-reduction program has not been fully implemented, and the cash costs associated with these actions have strained and may continue to strain our near-term liquidity.  We continue to explore potential opportunities in the commercial vehicle market.  Installation and commissioning of the Phase 3.2 production equipment at our Huzhou, China facility have been completed. Production ramp-up is dependent on customer demand, production yields, product qualification, operating efficiency and working capital availability. Unless production volumes increase sufficiently, the Phase 3.2 line will operate below its designed capacity.  The pack assembly line at our Clarksville facility is substantially completed. Resumption of full-scale construction at the facility remains contingent upon securing additional financing or strategic partnerships.

A P P E N D I X

12 Non-GAAP Reconciliations ($ in thousands) Nine Months Ended Sept. 30Three Months Ended Sept. 30 2025202620252026 331,117193,679123,28745,805Revenues (205,242)(135,311)(72,151)(34,092)Cost of revenues (4,724)(11,067)(4,724)(9,346)Write-down for obsolete inventories 121,15147,30146,4122,367Gross profit (GAAP) 36.6%24.4%37.6%5.2%Gross margin 1841016029Non-cash settled share-based compensation (included in cost of revenues) 121,33547,40246,4722,396Adjusted gross profit (non-GAAP) 36.6%24.5%37.7%5.2%Adjusted gross margin (non-GAAP) Nine Months Ended Sept. 30Three Months Ended Sept. 30 2025202620252026 (43,064)(47,198)(17,760)(20,371)General and administrative expenses (23,724)(26,032)(7,757)(8,362)Research and development expenses (16,229)(14,654)(6,006)(4,569)Selling and marketing expenses (1,400)(35,765)(36)(35,741)Impairment loss of long-lived assets (84,417)(123,649)(31,559)(69,043)Operating expenses (GAAP) 2,0932,513668735Non-cash settled share-based compensation (included in Operating expenses) (82,324)(121,136)(30,891)(68,308)Adjusted operating expenses (non-GAAP)

13 Non-GAAP Reconciliations ($ in thousands) Nine Months Ended Sept. 30Three Months Ended Sept. 30 2025202620252026 (45,757)(40,577)(1,489)(76,800)Net loss (GAAP) 91,002(58,001)12,641-Changes in fair value of warrant and convertible loan* 2,2772,614728764Non-cash settled share-based compensation* 47,522(95,964)11,880(76,036)Adjusted net profit/(loss) (non-GAAP) *The tax effect of the adjustments was nil. Nine Months Ended Sept. 30Three Months Ended Sept. 30 2025202620252026 (45,757)(40,577)(1,489)(76,800)Net loss (GAAP) 3,0842,4341,019994Interest expense, net 9595,4297395,429Income tax expense 24,74725,3748,2728,815Depreciation and amortization (16,967)(7,340)8,541(61,562)EBITDA (non-GAAP) 91,002(58,001)12,641-Changes in fair value of warrant liability and convertible loan 2,2772,614728764Non-cash settled share-based compensation 76,312(62,727)21,910(60,798)Adjusted EBITDA (non-GAAP)